Filed under Rule 497(e)
Registration No. 002-83631

VALIC Company I

Capital Appreciation Fund

International Value Fund

(the “Funds”)

Supplement dated March 13, 2025, to the Statement of Additional Information

(“SAI”) of the Funds, dated October 1, 2024, as supplemented to date

Effective immediately, the following changes are made to the Funds’ SAI:

The section entitled “Portfolio Managers”, subsection “Other Accounts” is revised as follows:

The line within the table entitled “Capital Appreciation Fund — Columbia” and “International Value Fund — Columbia” is deleted in its entirety and replaced with the following:

Fund	Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of May 31, 2024) Unless otherwise noted
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Capital Appreciation Fund	Columbia	Jason Hans, CFA, MBA Oleg Nusinzon, CFA, MBA Raghavendran Sivaraman, Ph.D., CFA	3 10 10	450.07 11.99 billion 11.99 billion	3 4 4	357.60 588.18 588.18	57 73(31) 68(31)	5.39 billion 14.18 billion 14.18 billion
International Value Fund	Columbia	Fred Copper, CFA, MBA Paul J. DiGiacomo, CFA, MBA Daisuke Nomoto, CMA (SAAJ)	8 7 7	9.06 billion 8.22 billion 8.22 billion	1 1 6	146.88 146.88 1.42 billion	38 38 39 (12)	868.03 867.25 1.23 billion

[1]	There are 3 accounts with total assets of $1.59 billion that are subject to a performance-based advisory fee.
[2]	There is 1 account with total assets of $220.10 million that are subject to a performance-based advisory fee.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.